UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:	212-716-6840

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 20th Floor
New York, New York 10017

November 21, 2018

Re:	ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2018

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2018

Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Schedule of Investments	3
Schedule of Purchased Options	10
Schedule of Securities Sold, Not Yet Purchased	14
Schedule of Swap Contracts	20
Schedule of Forward Contracts	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Statement of Cash Flows	31
Notes to Financial Statements	33

Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T 212.599.0100 F 212.370.4520 GrantThornton.com linkd.in/GrantThorntonUS twitter.com/GrantThorntonUS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders ACAP Strategic Fund

Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”) including the schedules of investments, purchased options, securities sold, not yet purchased, swap contracts, and forward contracts as of September 30, 2018, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

New York, New York
November 21, 2018

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $2,708,057,099)	$3,840,789,931
Deposits at brokers for securities sold, not yet purchased	712,889,524
Purchased options, at fair value (cost $268,017,118)	207,704,734
Receivable for investment securities sold	145,556,028
Unrealized appreciation on total return swap contracts	106,751,389
Cash collateral received for total return swap contracts (restricted)	84,530,000
Cash and cash equivalents (including restricted cash of $4,322,214, British Pounds Sterling of $46,264, with a cost of $53,647, Chinese Renminbi of $366,138, with a cost of $388,294, Hong Kong Dollars of $5,021,963, with a
cost of $5,008,296, and Japanese Yen of $5,136,268, with a cost of $5,156,115)	26,699,362
Due from brokers (including Australian Dollars of $1,810, with a cost of $1,828, British Pounds Sterling of
$454,352, with a cost of $459,512, Euros of $3,074,302, with a cost of $3,093,937, and Hong Kong Dollars of
$4,411,844, with a cost of $4,397,990)	7,942,308
Unrealized appreciation on forward contracts	6,625,970
Dividends receivable	2,523,009
Interest receivable	2,198,317
Other assets	144,579
Total assets	5,144,355,151
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $1,571,723,893)	1,541,039,295
Payable for investment securities purchased	153,347,252
Due to brokers (including Swedish Krona of $81,308, with a cost of $83,702, Japanese Yen of $7,661,775, with a
cost of $7,661,775, and Swiss Francs of $922,480, with a cost of $927,646)	92,490,437
Accrued incentive fees	46,006,480
Unrealized depreciation on total return swap contracts	24,761,194
Withdrawals payable	19,139,798
Management fees payable	4,014,479
Dividends payable on securities sold, not yet purchased	3,822,175
Variation margin payable	2,539,805
Stock loan fee payable	2,377,734
Distribution and shareholders servicing fees payable	1,710,672
Administration fees payable	334,391
Professional fees payable	133,592
Due to custodian (Euros of $1,649, with a cost of $1,649)	1,649
Miscellaneous expenses payable	524,932
Total liabilities	1,892,243,885
Net Assets	$3,252,111,266
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$199,782
Additional paid-in-capital	2,131,086,989
Total distributable earnings	1,120,824,495
Net Assets	$3,252,111,266

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	162,447,133.74	$17.06	$2,770,900,496
Class W	37,334,526.41	$12.89	$481,210,770

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

		September 30, 2018
Shares		Fair Value
	Investments in Securities—118.10%
	Common Stocks—113.68%
	Canada—0.73%
	Retail–Restaurants—0.73%
396,801	Restaurant Brands International Inc	$23,522,363
	Total Canada (cost $23,753,500)	$23,522,363
	China—8.99%
	Building–Heavy Construction—0.30%
68,642,000	China Tower Corp Ltd *	10,000,368
	E-Commerce / Products—2.23%
439,669	Alibaba Group Holding Ltd ADR * (a)	72,439,864
	Entertainment Software—3.28%
792,082	HUYA Inc ADR *	18,677,294
385,493	NetEase Inc ADR	87,988,777
		106,666,071
	Internet Application Software—2.57%
2,021,400	Tencent Holdings Ltd	83,491,991
	Internet Content–Information / Networks—0.61%
286,549	SINA Corp *	19,909,425
	Total China (cost $236,659,786)	$292,507,719
	France— 4.37%
	Aerospace / Defense–Equipment—2.95%
762,474	Airbus SE	95,805,674
	Entertainment Software—1.42%
426,121	UBISOFT Entertainment SA *	46,237,252
	Total France (cost $106,070,098)	$142,042,926
	Germany—2.07%
	Athletic Footwear—2.07%
274,440	adidas AG	67,226,918
	Total Germany (cost $59,098,219)	$67,226,918
	Hong Kong—1.59%
	Casino Hotels—0.60%
931,389	Melco Resorts & Entertainment Ltd ADR	19,698,877
	Energy–Alternate Sources—0.99%
37,178,148	China Everbright International Ltd	32,118,529
	Total Hong Kong (cost $52,511,965)	$51,817,406
	Japan—9.73%
	Audio / Video Products—4.54%
2,413,900	Sony Corp	148,040,916
	Chemicals–Diversified—0.52%
223,500	Nitto Denko Corp	16,756,843

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	Japan (continued)
	Chemicals–Specialty—0.97%
357,400	Shin-Etsu Chemical Co Ltd	$31,669,948
	Cosmetics & Toiletries—0.33%
139,100	Shiseido Co Ltd	10,775,550
	E-Marketing / Information—0.52%
318,800	CyberAgent Inc	16,980,587
	Entertainment Software—0.62%
230,600	Konami Holdings Corp (a)	9,034,380
265,400	Square Enix Holdings Co Ltd	10,981,908
		20,016,288
	Finance–Other Services—1.68%
3,141,438	Japan Exchange Group Inc	54,761,168
	Industrial Automation / Robotics—0.25%
313,300	THK Co Ltd	7,976,965
	Metal Products–Distribution—0.30%
370,973	MISUMI Group Inc	9,602,154
	Total Japan (cost $242,255,659)	$316,580,419
	Singapore—0.37%
	Entertainment Software—0.37%
875,554	Sea Ltd ADR *	12,108,912
	Total Singapore (cost $13,404,520)	$12,108,912
	Taiwan—1.08%
	Semiconductor Components–Integrated Circuits—1.08%
794,888	Taiwan Semiconductor Manufacturing Co Ltd ADR	35,102,254
	Total Taiwan (cost $32,634,180)	$35,102,254
	United Kingdom—0.47%
	E-Commerce / Products—0.47%
553,043	Farfetch Ltd *	15,059,361
	Total United Kingdom (cost $15,884,492)	$15,059,361
	United States—84.28%
	Aerospace / Defense—5.50%
244,036	Boeing Co (a)	90,756,988
145,506	General Dynamics Corp (a)	29,787,988
133,276	Northrop Grumman Corp	42,297,804
77,193	Raytheon Co	15,952,705
		178,795,485

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Applications Software—7.10%
759,932	Five9 Inc *	$33,201,429
214,371	HubSpot Inc *	32,359,302
1,172,540	Microsoft Corp (a)	134,103,400
145,417	RealPage Inc *	9,582,980
688,018	Smartsheet Inc *	21,507,443
		230,754,554
	Building Products–Cement / Aggregate—1.16%
113,375	Martin Marietta Materials Inc	20,628,581
152,584	Vulcan Materials Co (a)	16,967,341
		37,595,922
	Coatings / Paint—1.95%
139,361	Sherwin-Williams Co	63,438,521
	Commercial Services–Finance—2.02%
392,201	Global Payments Inc (a)	49,966,407
215,721	TransUnion	15,872,751
		65,839,158
	Commercial Services—0.71%
116,005	Cintas Corp (a)	22,946,949
	Computer Aided Design—6.36%
231,348	Aspen Technology Inc * (a)	26,352,851
2,035,255	Cadence Design Systems Inc * (a)	92,237,757
894,238	Synopsys Inc *	88,180,809
		206,771,417
	Computers Data Security—1.41%
360,248	Qualys Inc *	32,098,097
351,779	Tenable Holdings Inc *	13,677,168
		45,775,265
	Computer Software—3.92%
842,813	Pivotal Software Inc *	16,502,279
1,687,486	SS&C Technologies Holdings Inc	95,899,829
657,621	Zuora Inc * (a)	15,197,621
		127,599,729
	E-Commerce / Products—5.22%
84,686	Amazon.com Inc *	169,626,058

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Electronic Components–Semiconductors—4.67%
102,532	Broadcom Inc	$25,297,720
578,435	Microchip Technology Inc	45,644,306
1,008,192	Xilinx Inc	80,826,753
		151,768,779
	Enterprise Software / Services—2.22%
372,721	Apptio Inc * (a)	13,775,768
738,949	Coupa Software Inc *	58,450,866
		72,226,634
	Entertainment Software—6.31%
1,043,647	Activision Blizzard Inc (a)	86,820,994
624,589	Electronic Arts Inc * (a)	75,256,729
313,435	Take-Two Interactive Software Inc *	43,250,896
		205,328,619
	Finance–Credit Card— 4.83%
396,292	MasterCard Inc, Class A (a)	88,218,562
457,916	Visa Inc, Class A	68,728,612
		156,947,174
	Finance–Other Services—3.86%
242,460	CME Group Inc (a)	41,269,117
1,124,100	Intercontinental Exchange Inc (a)	84,183,849
		125,452,966
	Internet Application Software—3.63%
734,404	Okta Inc *	51,672,665
933,295	Zendesk Inc * (a)	66,263,945
		117,936,610
	Internet Content–Entertainment—3.71%
568,704	Facebook Inc, Class A * (a)	93,529,060
956,357	Twitter Inc *	27,217,920
		120,746,980
	Internet Security—0.33%
259,607	Zscaler Inc *	10,586,773
	Internet Telephony—2.07%
722,987	RingCentral Inc *	67,273,940
	Machinery–Electric Utilities—0.89%
460,738	BWX Technologies Inc (a)	28,814,555

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical–Biomedical / Genetics—2.55%
109,275	Acceleron Pharma Inc *	$6,253,808
326,970	Adverum Biotechnologies Inc *	1,978,169
184,566	Celgene Corp * (a)	16,516,811
150,472	Deciphera Pharmaceuticals Inc *	5,826,276
788,692	Immunomedics Inc *	16,428,454
80,492	Loxo Oncology Inc *	13,750,448
291,843	Ultragenyx Pharmaceutical Inc *	22,279,295
		83,033,261
	Medical–Drugs—0.41%
877,419	Array BioPharma Inc *	13,336,769
	REITS–Diversified—3.97%
399,816	American Tower Corp (a)	58,093,265
164,728	Equinix Inc (a)	71,309,104
		129,402,369
	Retail–Discount—0.99%
393,992	Dollar Tree Inc * (a)	32,130,048
	Retail–Restaurants—1.07%
383,285	Yum! Brands Inc (a)	34,844,439
	Semiconductor Components–Integrated Circuits—3.31%
1,165,651	Analog Devices Inc (a)	107,776,091
	Semiconductor Equipment—3.26%
532,488	Applied Materials Inc (a)	20,580,661
130,409	KLA-Tencor Corp	13,263,899
185,546	Lam Research Corp	28,147,328
1,197,202	Teradyne Inc (a)	44,272,530
		106,264,418
	Telephone–Integrated—0.23%
222,424	Zayo Group Holdings Inc *	7,722,561
	Therapeutics—0.62%
262,071	Agios Pharmaceuticals Inc * (a)	20,210,917
	Total United States (cost $1,781,909,988)	$2,740,946,961
	Total Common Stock (cost $2,564,182,407)	$3,696,915,239

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2018
Shares		Fair Value
	Short-Term Securities—4.42%
	United States—4.42%
143,874,692	Dreyfus Treasury & Agency Cash Management, Institutional
	Shares, 1.89% (a) (b)	$143,874,692
	Total United States (cost $143,874,692)	$143,874,692
	Total Short-Term Securities (cost $143,874,692)	$143,874,692
	Total Investments in Securities (cost $2,708,057,099)–118.10%	$3,840,789,931
	Other Liabilities in Excess of Assets–(18.10%)	$(588,678,665)
	Net Assets–100.00%	$3,252,111,266

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.

(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018. $108,673,191 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.

*	Non-income producing security.

ADR	American Depositary Receipt

REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

September 30, 2018
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense	5.50
Aerospace / Defense – Equipment	2.95
Applications Software	7.10
Athletic Footwear	2.07
Audio / Video Products	4.54
Building – Heavy Construction	0.30
Building Products – Cement / Aggregate	1.16
Casino Hotels	0.60
Chemicals – Diversified	0.52
Chemicals – Specialty	0.97
Coatings / Paint	1.95
Commercial Services – Finance	2.02
Commercial Services	0.71
Computer Aided Design	6.36
Computers Data Security	1.41
Computer Software	3.92
Cosmetics & Toiletries	0.33
E-Commerce / Products	7.92
E-Marketing / Information	0.52
Electronic Components – Semiconductors	4.67
Energy – Alternate Sources	0.99
Enterprise Software / Services	2.22
Entertainment Software	12.00
Finance – Credit Card	4.83
Finance – Other Services	5.54
Industrial Automation / Robotics	0.25
Internet Application Software	6.20
Internet Content – Entertainment	3.71
Internet Content – Information / Networks	0.61
Internet Security	0.33
Internet Telephony	2.07
Machinery – Electric Utilities	0.89
Medical – Biomedical / Genetics	2.55
Medical – Drugs	0.41
Metal Products – Distribution	0.30
REITS – Diversified	3.97
Retail – Discount	0.99
Retail – Restaurants	1.80
Short-Term Securities	4.42
Semiconductor Components – Integrated Circuits	4.39
Semiconductor Equipment	3.26
Telephone – Integrated	0.23
Therapeutics	0.62
Total Investments in Securities	118.10%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS

Notional			September 30, 2018
Amount (USD)	Contracts		Fair Value
		Purchased Options—6.39%
		Equity Options—6.18%
		Equity Call Options—5.08%
		Argentina—0.69%
		E-Commerce / Services—0.69%
$31,093,000	1,003	MercadoLibre Inc, 01/18/2019, $310.00	$5,315,900
61,056,000	1,908	MercadoLibre Inc, 01/18/2019, $320.00	8,891,280
65,604,000	1,988	MercadoLibre Inc, 01/18/2019, $330.00	8,150,800
		Total Argentina (cost $28,049,140)	$22,357,980
		China—0.05%
		E-Commerce / Products—0.05%
25,472,700	7,719	JD.com Inc ADR, 12/21/2018, $33.00	262,446
48,415,800	15,618	JD.com Inc ADR, 01/18/2019, $31.00	1,249,440
29,529,800	7,771	JD.com Inc ADR, 01/18/2019, $38.00	108,794
		Total China (cost $16,353,762)	$1,620,680
		United States—4.34%
		Audio / Video Products—0.51%
20,064,000	5,016	Roku Inc, 10/19/2018, $40.00	16,552,800
		Automobile – Cars / Light Trucks—0.04%
37,302,000	31,085	Ford Motor Co, 12/21/2018, $12.00	62,170
37,054,800	30,879	Ford Motor Co, 01/18/2019, $12.00	92,637
20,063,000	20,063	Ford Motor Co, 01/17/2020, $10.00	1,344,221
			1,499,028
		Beverage – Non-alcoholic—0.09%
50,947,600	11,579	Coca-Cola Co, 11/16/2018, $44.00	2,871,592
		Computers—0.19%
63,189,000	3,009	Apple Inc, 12/21/2018, $210.00	6,048,090
		Consumer Products – Miscellaneous—0.05%
45,344,500	3,943	Kimberly-Clark Corp, 01/18/2019, $115.00	1,656,060
		Cosmetics & Toiletries—0.32%
119,660,000	15,440	Proctor & Gamble Co, 01/18/2019, $77.50	9,804,400
26,048,250	3,859	Colgate-Palmolive Co, 11/16/2018, $67.50	532,542
			10,336,942
		Diversified Manufacturing Operations—0.05%
24,075,600	20,063	General Electric Co, 06/21/2019, $12.00	1,705,355
		E-Commerce / Products—0.30%
30,500,000	200	Amazon.com Inc, 11/16/2018, $1,525.00	9,702,000
		Electronic Components – Semiconductors—0.56%
39,322,500	8,025	Intel Corp, 12/21/2018, $49.00	1,187,700
39,760,000	1,988	NVIDIA Corp, 03/15/2019, $200.00	17,037,160
			18,224,860

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional			September 30, 2018
Amount (USD)	Contracts		Fair Value
		Equity Call Options (continued)
		United States (continued)
		Enterprise Software / Services—0.26%
$69,552,000	4,968	Workday Inc, 03/15/2019, $140.00	$8,495,280
		Entertainment Software—0.04%
29,150,000	2,332	Electronic Arts Inc, 12/21/2018, $125.00	1,189,320
		Food – Miscellaneous / Diversified—0.04%
28,585,500	6,018	General Mills Inc, 04/18/2019, $47.50	559,674
50,156,250	8,025	Kraft Heinz Co, 04/18/2019, $62.50	802,500
			1,362,174
		Internet Content – Entertainment—1.11%
91,698,000	5,916	Facebook Inc, Class A, 12/21/2018, $155.00	9,140,220
207,060,000	5,916	Netflix Inc, 12/21/2018, $350.00	25,645,860
54,400,500	15,543	Twitter Inc, 12/21/2018, $35.00	1,321,155
			36,107,235
		Medical – Biomedical / Genetics—0.02%
14,666,100	7,719	Exelixis Inc, 11/16/2018, $19.00	694,710
		Retail – Building Products—0.52%
38,920,000	3,892	Lowe’s Cos Inc, 04/18/2019, $100.00	7,044,520
35,487,000	3,943	Lowe’s Cos Inc, 01/18/2019, $90.00	9,896,930
			16,941,450
		Retail – Discount—0.23%
34,314,250	4,733	Target Corp, 01/18/2019, $72.50	7,383,480
		Semiconductor Equipment—0.01%
8,024,000	2,006	Teradyne Inc, 01/18/2019, $40.00	300,900
		Total United States (cost $156,087,331)	$141,071,276
		Total Equity Call Options (cost $200,490,233)	$165,049,936

		Equity Put Options—1.10%
		Belgium—0.06%
		Brewery—0.06%
19,066,500	2,007	Anheuser-Busch InBev SA/NV, 03/15/2019, $95.00	2,017,035
		Total Belgium (cost $1,777,335)	$2,017,035
		China—0.13%
		Web Portals / ISP—0.13%
48,168,000	2,007	Baidu Inc, 01/18/2019, $240.00	4,084,245
		Total China (cost $4,200,560)	$4,084,245

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional				September 30, 2018
Amount (USD)	Contracts			Fair Value
		Equity Put Options (continued)
		United States—0.91%
		Applications Software—0.17%
$70,238,000	5,017	Red Hat Inc, 03/15/2019, $140.00		$5,518,700
		Growth & Income – Large Cap—0.60%
456,516,600	18,334	SPDR S&P 500 ETF Trust, 12/21/2018, $249.00		1,521,722
1,716,583,500	67,317	SPDR S&P 500 ETF Trust, 03/15/2019, $255.00		18,108,273
				19,629,995
		Sector Fund – Technology—0.14%
622,238,100	39,633	Invesco QQQ Trust Series 1, 01/18/2019, $157.00		4,438,896
		Total United States (cost $59,029,414)		$29,587,591
		Total Equity Put Options (cost $65,007,309)		$35,688,871
		Total Equity Options (cost $265,497,542)		$200,738,807

			Counterparty
		United States—0.21%
		Currency—0.21%
		USD / CNH,	Merrill Lynch Professional
135,999,744	135,999,744	01/11/2019, $6.80	Clearing Corp.	2,752,227
		USD / CNH,
135,999,744	135,999,744	01/11/2019, $6.80	Morgan Stanley & Co., Inc.	2,752,227
		USD / CNH,
132,394,530	132,394,530	06/14/2019, $7.10	Morgan Stanley & Co., Inc.	1,461,473
				6,965,927
		Total United States (cost $2,519,576)		$6,965,927
		Total Currency Put Options (cost $2,519,576)		$6,965,927
		Total Purchased Options (cost $268,017,118)		$207,704,734

ADR	American Depositary Receipt

CNH	Chinese Renminbi Yuan

ETF	Exchange Traded Fund

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (concluded)

September 30, 2018
Percentage of
Purchased Options – By Industry	Net Assets (%)
Audio / Video Products	0.51
Applications Software	0.17
Automobile – Cars / Light Trucks	0.04
Beverage – Non-alcoholic	0.09
Brewery	0.06
Computers	0.19
Consumer Products – Miscellaneous	0.05
Cosmetics & Toiletries	0.32
Currency	0.21
Diversified Manufacturing Operations	0.05
E-Commerce / Products	0.35
E-Commerce / Services	0.69
Electronic Components – Semiconductors	0.56
Enterprise Software / Services	0.26
Entertainment Software	0.04
Food – Miscellaneous / Diversified	0.04
Growth & Income – Large Cap	0.60
Internet Content – Entertainment	1.11
Medical – Biomedical / Genetics	0.02
Retail – Building Products	0.52
Retail – Discount	0.23
Sector Fund – Technology	0.14
Semiconductor Equipment	0.01
Web Portals / ISP	0.13
Total Purchased Options	6.39%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

		September 30, 2018
Shares		Fair Value
	Securities Sold, Not Yet Purchased—47.39%
	Common Stocks— 47.39%
	Argentina—1.71%
	E-Commerce / Services—1.71%
163,707	MercadoLibre Inc	$55,737,322
	Total Argentina (proceeds $56,418,640)	$55,737,322
	China—0.80%
	Computers—0.17%
7,624,000	Lenovo Group Ltd	5,573,142
	E-Commerce / Products—0.35%
438,278	JD.com Inc ADR	11,434,673
	Metal Processors & Fabrication—0.10%
6,610,800	China Zhongwang Holdings Ltd	3,235,743
	Semiconductor Components–Integrated Circuits—0.18%
5,220,500	Semiconductor Manufacturing International Corp	5,630,873
	Total China (proceeds $34,785,950)	$25,874,431
	France—0.51%
	Advertising Services—0.51%
276,042	Publicis Groupe SA	16,505,661
	Total France (proceeds $17,128,729)	$16,505,661
	Hong Kong—1.22%
	Distribution / Wholesale—0.04%
5,500,000	Li & Fung Ltd	1,230,048
	Electric–Integrated—0.63%
546,000	CLP Holdings Ltd	6,395,085
2,020,500	Power Assets Holdings Ltd	14,072,672
		20,467,757
	Gas–Distribution—0.55%
9,100,894	Hong Kong & China Gas Co Ltd	18,074,083
	Total Hong Kong (proceeds $39,511,152)	$39,771,888
	India—0.76%
	Computer Services—0.76%
1,904,528	Infosys Ltd ADR	19,369,050
1,042,785	Wipro Ltd	5,432,910
		24,801,960
	Total India (proceeds $20,909,427)	$24,801,960

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	Japan—5.84%
	Audio / Video Products—0.39%
1,081,300	Panasonic Corp	$12,599,380
	Automobile–Cars / Light Trucks—0.13%
34,494	Toyota Motor Corp AD	4,289,329
	Electric–Integrated—0.73%
1,161,200	Chubu Electric Power Co Inc	17,568,536
412,921	Kansai Electric Power Co Inc	6,227,351
		23,795,887
	Gas–Distribution—0.59%
773,000	Tokyo Gas Co Ltd	19,004,292
	Industrial Automation / Robotics—1.08%
80,200	FANUC Corp	15,124,215
62,300	SMC Corp	19,943,021
		35,067,236
	Office Automation & Equipment—1.26%
1,285,500	Canon Inc	40,856,231
	Retail–Apparel / Shoes—0.56%
36,000	Fast Retailing Co Ltd	18,357,354
	Semiconductor Equipment—1.10%
260,877	Tokyo Electron Ltd	35,852,357
	Total Japan (proceeds $194,003,449)	$189,822,066
	Netherlands—0.85%
	Semiconductor Equipment—0.85%
146,923	ASML Holding NV	27,624,462
	Total Netherlands (proceeds $30,150,673)	$27,624,462
	Switzerland—0.31%
	Electronic Components–Semiconductors—0.31%
547,680	STMicroelectronics NV	10,044,451
	Total Switzerland (proceeds $11,497,292)	$10,044,451
	United States—35.39%
	Advertising Agencies—1.27%
310,976	Interpublic Group of Cos Inc	7,112,021
501,121	Omnicom Group Inc	34,086,250
		41,198,271
	Apparel Manufacturers—0.49%
540,303	Hanesbrands Inc	9,957,784
44,713	Ralph Lauren Corp	6,150,273
		16,108,057
	Applications Software—0.28%
80,249	Tableau Software Inc	8,967,023

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Automobile–Cars / Light Trucks—0.35%
1,242,919	Ford Motor Co	$11,497,001
	Beverages–Non-alcoholic—2.14%
1,118,190	Coca-Cola Co	51,649,196
160,499	PepsiCo Inc	17,943,788
		69,592,984
	Commercial Services–Finance—0.35%
590,846	Western Union Co	11,261,525
	Computer Services—0.43%
366,590	Teradata Corp	13,824,109
	Computers–Memory Devices—0.95%
652,054	Seagate Technology PLC	30,874,757
	Consumer Products–Miscellaneous—1.28%
367,171	Kimberly-Clark Corp	41,725,312
	Cosmetics & Toiletries—3.59%
246,466	Colgate-Palmolive Co	16,500,899
1,202,983	Proctor & Gamble Co	100,124,275
		116,625,174
	Diversified Manufacturing Operations—0.93%
90,283	3M Co	19,023,531
981,087	General Electric Co	11,076,472
		30,100,003
	E-Commerce / Services—0.25%
160,502	TripAdvisor Inc	8,196,837
	Electric–Integrated—2.11%
442,473	Consolidated Edison Inc	33,712,018
435,549	Duke Energy Corp	34,852,631
		68,564,649
	Electronic Components–Semiconductors—3.50%
136,072	NVIDIA Corp	38,238,953
704,227	Texas Instruments Inc	75,556,515
		113,795,468
	Enterprise Software / Services—1.56%
346,822	Workday Inc	50,629,076
	Food–Confectionery—0.68%
218,376	Hershey Co	22,274,352
	Food–Miscellaneous / Diversified—1.58%
418,025	General Mills Inc	17,941,633
605,900	Kraft Heinz Co	33,391,149
		51,332,782

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Internet Content–Entertainment— 4.30%
373,994	Netflix Inc	$139,922,375
	Medical–Biomedical / Genetics—0.11%
195,734	Exelixis Inc	3,468,406
	Medical–Drugs—0.58%
200,632	AbbVie Inc	18,975,775
	Motorcycle / Motor Scooter—0.17%
120,377	Harley-Davidson Inc	5,453,078
	Real Estate Management / Services—0.16%
246,467	Realogy Holdings Corp	5,087,079
	REITS–Apartments—0.86%
153,828	AvalonBay Communities Inc	27,865,942
	REITS–Diversified—0.41%
184,806	Vornado Realty Trust	13,490,838
	REITS–Health Care—0.13%
78,695	Ventas Inc	4,279,434
	REITS–Office Property—0.66%
82,851	Boston Properties Inc	10,198,130
114,697	SL Green Realty Corp	11,186,398
		21,384,528
	REITS–Regional Malls—0.62%
113,609	Simon Property Group Inc	20,080,391
	REITS–Shopping Centers—0.84%
115,552	Federal Realty Investment Trust	14,613,861
197,200	Regency Centers Corp	12,752,924
		27,366,785
	REITS–Storage—1.06%
119,319	Extra Space Storage Inc	10,337,798
119,077	Public Storage	24,009,496
		34,347,294
	Retail–Apparel / Shoes—0.59%
729,370	Ascena Retail Group Inc	3,333,221
572,073	Chico’s FAS Inc	4,959,873
427,287	Tailored Brands Inc	10,763,360
		19,056,454
	Retail–Arts & Crafts—0.30%
597,026	Michaels Cos Inc	9,689,732
	Retail–Bedding—0.09%
188,245	Bed Bath & Beyond Inc	2,823,675
	Retail–Discount—1.28%
471,898	Target Corp	41,626,123
	Retail–Major Department Stores—0.23%
129,170	Nordstrom Inc	7,725,658

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2018
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail–Miscellaneous / Diversified—0.34%
616,754	Sally Beauty Holdings Inc	$11,342,106
	Retail–Regional Department Stores—0.38%
128,070	Dillard’s Inc, Class A	9,776,864
40,125	Kohl’s Corp	2,991,319
		12,768,183
	Retail–Restaurants—0.54%
242,329	Cheesecake Factory Inc	12,974,295
80,252	Starbucks Corp	4,561,523
		17,535,818
	Total United States (proceeds $1,167,318,581)	$1,150,857,054
	Total Common Stocks (proceeds $1,571,723,893)	$1,541,039,295
	Total Securities Sold, Not Yet Purchased (proceeds $1,571,723,893)	$1,541,039,295

ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

September 30, 2018
Securities Sold,	Percentage of
Not Yet Purchased – By Industry	Net Assets (%)
Advertising Agencies	1.27
Advertising Services	0.51
Apparel Manufacturers	0.49
Applications Software	0.28
Audio / Video Products	0.39
Automobile – Cars / Light Trucks	0.48
Beverages – Non–alcoholic	2.14
Commercial Services – Finance	0.35
Computers	0.17
Computer Services	1.19
Computers – Memory Devices	0.95
Consumer Products – Miscellaneous	1.28
Cosmetics & Toiletries	3.59
Distribution / Wholesale	0.04
Diversified Manufacturing Operations	0.93
E–Commerce / Products	0.35
E–Commerce / Services	1.96
Electric – Integrated	3.47
Electronic Components – Semiconductors	3.81
Enterprise Software / Services	1.56
Food – Confectionery	0.68
Food – Miscellaneous / Diversified	1.58
Gas – Distribution	1.14
Industrial Automation / Robotics	1.08
Internet Content – Entertainment	4.30
Medical – Biomedical / Genetics	0.11
Medical – Drugs	0.58
Metal Processors & Fabrication	0.10
Motorcycle / Motor Scooter	0.17
Office Automation & Equipment	1.26
Real Estate Management / Services	0.16
REITS – Apartments	0.86
REITS – Diversified	0.41
REITS – Health Care	0.13
REITS – Office Property	0.66
REITS – Regional Malls	0.62
REITS – Shopping Centers	0.84
REITS – Storage	1.06
Retail – Apparel / Shoes	1.15
Retail – Arts & Crafts	0.30
Retail – Bedding	0.09
Retail – Discount	1.28
Retail – Major Department Stores	0.23
Retail – Miscellaneous / Diversified	0.34
Retail – Regional Department Stores	0.38
Retail – Restaurants	0.54
Semiconductor Components – Integrated Circuits	0.18
Semiconductor Equipment	1.95
Total Securities Sold, Not Yet Purchased	47.39%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			September 30, 2018
Notional			Unrealized
Amount	Maturity		Appreciation/
(USD)	Date*		Depreciation***
	Swap Contracts—2.52%
	Total Return Swap Contracts - Appreciation—3.28%
	Australia—0.05%
	Commercial Banks Non-US—0.04%
$(30,119,849)	12/23/2019	Australia & New Zealand Banking Group Ltd	$163,577
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(34,962,895)	12/23/2019	Westpac Banking Corp	1,214,866
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			1,378,443
	Food - Retail—0.01%
(22,840,958)	12/23/2019	Woolworths Group Ltd	438,472
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Woolworths Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$1,816,915

	Japan—0.04%
	Electric Products - Miscellaneous—0.01%
(12,488,184)	3/4/2019	Brother Industries Ltd	461,675
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Brother Industries Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Electric - Integrated—0.02%
(6,775,198)	3/4/2019	Tokyo Electric Power Co Inc	599,417
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Gas - Distribution—0.01%
(19,040,543)	3/4/2019	Osaka Gas Co Ltd	413,062
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Osaka Gas Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$1,474,154

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2018
Notional			Unrealized
Amount	Maturity		Appreciation/
(USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	South Korea—0.73%
	Electronic Components - Semiconductors—0.73%
$(23,023,201)	3/4/2019	Hynix Semiconductor Inc	$2,803,413
		Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Hynix Semiconductor Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.05%**.
19,419,985	3/4/2019	Samsung Electronics Co Ltd	20,867,798
		Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
			23,671,211
	Total South Korea		$23,671,211

	Spain—0.29%
	Food - Retail—0.11%
(6,214,428)	2/25/2019	Distribuidora Internacional de Alimentacion SA	3,493,875
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.88%**.
	Satellite Telecommunications—0.18%
13,336,854	2/25/2019	Cellnex Telecom SAU	5,995,175
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SAU in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$9,489,050

	Taiwan—0.06%
	Computers - Peripheral Equipment—0.06%
(13,018,537)	3/4/2019	Innolux Display Corp	1,601,247
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 2.13%**.
	Total Taiwan		$1,601,247

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2018
Notional			Unrealized
Amount	Maturity		Appreciation/
(USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	United Kingdom—0.14%
	Retail - Discount—0.05%
$8,452,660	12/10/2018	B&M European Value Retail SA	$1,700,442
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Retail - Major Department Store—0.09%
(13,471,181)	12/10/2018	Marks & Spencer Group PLC	2,946,461
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$4,646,903

	United States—1.97%
	Private Equity—0.31%
23,679,121	3/4/2019	KKR & Co Inc	10,218,873
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of KKR & Co Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.

	Web Portals / ISP—1.66%
53,744,648	3/4/2019	Alphabet Inc, Class A	53,833,036
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$64,051,909
	Total Return Swap Contracts - Appreciation ****		$106,751,389

	Total Return Swap Contracts - Depreciation—0.76%
	Australia—0.20%
	Commercial Banks Non-U. S. —0.00%
(9,424,965)	12/23/2019	Bank of Queensland Ltd	148,182
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2018
Notional			Unrealized
Amount	Maturity		Appreciation/
(USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Australia (continued)
	Food - Retail—0.20%
$(31,512,992)	12/23/2019	Wesfarmers Ltd	$6,377,852
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$6,526,034

	Japan—0.13%
	Electric Products - Miscellaneous—0.04%
(14,365,215)	3/4/2019	Casio Computer Co Ltd	1,330,190
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.09%
(21,217,715)	3/4/2019	Ricoh Co Ltd	2,836,055
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$4,166,245

	Netherlands—0.09%
	Food - Retail—0.09%
(28,391,914)	2/25/2019	Koninklijke Ahold Delhaize NV	2,919,154
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Koninklijke Ahold Delhaize NV in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total Netherlands		$2,919,154

	Taiwan—0.25%
	Electronic Components - Miscellaneous—0.07%
(13,246,908)	3/4/2019	AU Optronics Corp	2,244,810
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 4.38%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2018
Notional			Unrealized
Amount	Maturity		Appreciation/
(USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Taiwan (continued)
	Miscellaneous Manufacturer—0.11%
$8,293,426	3/4/2019	Airtac International Group	$3,588,360
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Airtac International Group in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Semiconductor Components - Integrated Circuits—0.07%
(5,245,667)	3/4/2019	United Microelectronics Corp	2,233,539
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.63%**.
	Total Taiwan		$8,066,709

	United Kingdom—0.08%
	Retail - Apparel / Shoes—0.08%
(16,231,338)	12/10/2018	Next PLC	2,571,738
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$2,571,738

	United States—0.01%
	Private Equity—0.01%
19,044,812	3/4/2019	Carlyle Group LP	511,314
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group LP in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
	Total United States		$511,314
	Total Return Swap Contracts - Depreciation *****		$24,761,194
	Total Swap Contracts, net		$81,990,195

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.
**

The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

***

The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.

****

Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

*****

Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

September 30, 2018
Percentage of
Swap Contracts – By Industry	Net Assets (%)
Commercial Banks Non-U.S.	0.04
Computers – Peripheral Equipment	0.06
Electric Products – Miscellaneous	(0.03)
Electric – Integrated	0.02
Electronic Components – Miscellaneous	(0.07)
Electronic Components – Semiconductors	0.73
Food – Retail	(0.17)
Gas – Distribution	0.01
Miscellaneous Manufacturer	(0.11)
Office Automation & Equipment	(0.09)
Private Equity	0.30
Retail – Apparel / Shoes	(0.08)
Retail – Discount	0.05
Retail – Major Department Store	0.09
Satellite Telecommunications	0.18
Semiconductor Components – Integrated Circuits	(0.07)
Web Portals / ISP	1.66
Total Swap Contracts	2.52%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF FORWARD CONTRACTS

						September 30, 2018
						Unrealized
	Settlement	Currency	Contracts	Currency	Contracts	Appreciation /
Counterparty	Date	Sold	to Deliver	Bought	to be Received	(Depreciation)
Forward Contracts – 0.20%
Morgan Stanley & Co., Inc	4/15/2019	CNH	505,638,658	USD	79,615,597	$6,625,970
Total Forward Contracts – Appreciation						$6,625,970

CNH	Chinese Renminbi Yuan
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF FORWARD CONTRACTS (concluded)

September 30, 2018
Percentage of
Forward Contracts	Net Assets (%)
Currency	0.20
Total Forward Contracts	0.20%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2018
Investment Income
Dividends (net of foreign withholding tax of $1,196,875)	$28,344,396
Interest	17,393,273
Other	24,186
Total investment income	45,761,855
Expenses
Incentive Fee	46,268,086
Management fees	41,869,362
Dividends on securities sold, not yet purchased	33,538,871
Stock loan fees	26,606,225
Distribution and shareholder servicing fees - Class A Shares	18,248,766
Interest expense	4,014,381
Administration fees	1,618,649
Professional fees	500,015
Transfer agent fees	494,369
Custody fees	475,634
Registration fees	229,238
Insurance expense	112,744
Trustees’ fees	60,000
Miscellaneous expense	786,614
Total expenses	174,822,954
Net investment loss	(129,061,099)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	192,068,214
Purchased options	(87,113,209)
Securities sold, not yet purchased	(43,884,504)
Total return swap contracts	11,433,080
Forward contracts	(8,108,833)
Foreign currency transactions	(1,420,679)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward
contracts, purchased options and total return swap contracts	62,974,069
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	249,976,595
Purchased options	(37,328,723)
Securities sold, not yet purchased	31,044,617
Total return swap contracts	(2,577,792)
Forward contracts	10,015,593
Foreign currency transactions	29,082
Net change in unrealized appreciation/depreciation from investment activities, foreign currency
transactions, forward contracts, purchased options and total return swap contracts	251,159,372
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and total
return swap contracts	314,133,441
Net increase in net assets resulting from operations.	$185,072,342

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2018	September 30, 2017
From operations:
Net investment loss	$(129,061,099)	$(151,506,655)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total
return swap contracts	62,974,069	74,933,079
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts,
purchased options and total return swap contracts	251,159,372	441,125,643
Net increase/(decrease) in net assets resulting from operations	185,072,342	364,552,067
Distributions to shareholders:
Class A ($0.3606 and $0.15732 per share for each period
respectively) (a)	(47,400,112)	(18,767,780)
Class W ($0.3606 and $0.15732 per share for each period
respectively) (a)	(7,980,387)	(2,536,302)
Net decrease in net assets resulting from distributions
to shareholders	(55,380,499)	(21,304,082)
From transactions in shares:
Proceeds from sales of shares
Class A	657,766,965	274,770,213
Class W	224,318,992	60,215,463
Total proceeds from sale of shares	882,085,957	334,985,676
Reinvestment of distributions
Class A	45,103,651	17,851,359
Class W	5,947,388	1,878,342
Total reinvestment of distributions	51,051,039	19,729,701
Payment for shares repurchased
Class A	(69,576,551)	(162,007,364)
Class W	(12,471,878)	(19,548,268)
Total payment for shares repurchased	(82,048,429)	(181,555,632)
Exchange of shares
Class A	(11,205,926)	(685,119)
Class W	11,205,926	685,119
Total exchange of shares	—	—
Net increase/(decrease) in net assets from transactions
in shares	851,088,567	173,159,745
Net increase/(decrease) in net assets	980,780,410	516,407,730
Net assets at beginning of period	2,271,330,856	1,754,923,126
Net assets at end of period	$3,252,111,266	$2,271,330,856

(a)	Distributions to shareholders for the year ended September 30, 2017 were from net realized gains.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS

For the Year Ended
September 30, 2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$185,072,342
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of long-term investment securities	3,955,780,713
Purchases of long-term investment securities	(4,439,715,618)
Proceeds from long-term securities sold short, not yet purchased	5,181,943,295
Cover of long-term securities sold short, not yet purchased	(4,731,380,264)
Proceeds from sales of short-term investment securities	145,021,908
Purchases of short-term investment securities	(150,193,866)
Proceeds from sales of short-term purchased options	595,883,105
Purchases of short-term purchased options	(814,886,646)
Purchases of long-term purchased options	(2,762,241)
Proceeds from swap contracts	11,433,080
Amortization of market premium	235,089
Net payments from forward contracts	(8,108,833)
Net realized gain/(loss) from investment activities, foreign currency transactions,
forward contracts, purchased options and total return swaps	(62,974,069)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and
total return swaps	(251,159,372)
Changes in assets and liabilities related to operations:
Increase in deposits at brokers for securities sold, not yet purchased	(379,408,102)
Increase in receivable for investment securities sold	(60,520,568)
Decrease in cash collateral received for total return swap contracts	50,000
Decrease in due from brokers	17,030,729
Increase in dividends receivable	(547,899)
Increase in interest receivable	(1,065,504)
Increase in other assets	(77,891)
Increase in payable for investment securities purchased	47,696,392
Decrease in due to brokers	(8,327,733)
Decrease in accrued incentive fees	(44,166,112)
Increase in management fees payable	1,198,628
Increase in dividends payable on securities sold, not yet purchased	1,558,915
Increase in stock loan fee payable	321,460
Increase in distribution and shareholders servicing fees payable	450,921
Increase in professional fees payable	14,452
Increase in administration fees payable	285,553
Increase in variation margin payable	2,527,792
Increase in due to custodian	965
Increase in miscellaneous expenses payable	368,703
Net cash used in operating activities	(808,420,676)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (concluded)

For the Year Ended
September 30, 2018
Cash flows from financing activities
Net proceeds from sale of shares	882,085,957
Distributions to shareholders, including the change in withdrawals payable	(5,806,229)
Payment for shares repurchased	(82,048,429)
Net cash provided by financing activities	794,231,299
Effect of exchange rate on cash	(1,391,598)
Net change in cash and cash equivalents	(15,580,975)
Cash and cash equivalents at beginning of period	42,280,337
Cash and cash equivalents at end of period	$26,699,362
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$3,822,680
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$51,051,039

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Both the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to a front-end sales charge of up to 3% of the amount invested and a distribution and shareholder servicing fee. Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month). Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

1. Organization (continued)

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2018, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, the Schedule of Swap Contracts and the Schedule of Forward Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2018.

				Balance
	Level 1	Level 2	Level 3	September 30, 2018
Assets
Investment Securities
Common Stocks	$3,696,915,239	$—	$—	$3,696,915,239
Short-Term Securities	143,874,692	—	—	143,874,692
Purchased Options	200,738,807	6,965,927	—	207,704,734
Total Return Swap Contracts	—	106,751,389	—	106,751,389
Forward Contracts	—	6,625,970	—	6,625,970
Total Assets	$4,041,528,738	$120,343,286	$—	$4,161,872,024

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$1,541,039,295	$—	$—	$1,541,039,295
Total Return Swap Contracts	—	24,761,194	—	24,761,194
Total Liabilities	$1,541,039,295	$24,761,194	$—	$1,565,800,489

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2018, the Fund held $10,577,660 in cash equivalents in a BNY Mellon Money Market Account, $4,322,214 in U.S. Dollars restricted cash and $10,570,633 in foreign currency cash balances. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents (continued)

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements at September 30, 2018.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Cash balances held at the Fund’s prime brokers that result from proceeds of securities sold, not yet purchased are presented as part of deposits at brokers for securities sold, not yet purchased in the Statement of Assets and Liabilities.

Due to broker also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2018, the amount of such cash collateral received was $84,530,000 and the amount of Variation Margin Payable was $2,539,805 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

2. Significant Accounting Policies (continued)

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2018, Management Fees totaled $41,869,362, included in the Statement of Operations, of which $4,014,479 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

4. Incentive Fee (continued)

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2018, Incentive Fee earned by the Advisor amounted to $46,268,086, which is presented in the Statement of Operations, of which $46,006,480 remained payable at the end of the reporting period as presented in the Statement of Assets and Liabilities.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2018, Distribution and Shareholder Servicing Fees amounted to $18,248,766 and is included in the Statement of Operations. At September 30, 2018, $1,710,672 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2018, administration fees amounted to $1,618,649. At September 30, 2018, $334,391 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing three months’ worth of such fees.

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

Each Independent Trustee receives an annual retainer of $30,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation. Effective for fiscal year 2019, the annual retainer for each independent trustee will increase to $45,000.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of long-term investment securities for the year ended September 30, 2018 amounted to $4,439,715,618 and $3,955,780,713, respectively. Aggregate purchases of long-term purchased options for the year ended September 30, 2018 amounted to $2,762,241. For the year ended September 30, 2018, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 ⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2018, the average daily amount of such borrowings was $7,880,008 and the daily weighted average annualized interest rate was 31.67%. At September 30, 2018, the total amount of such borrowings was $10,500,242, presented as part of due to broker in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2018 Shares		September 30, 2017 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the period	125,217,270	19,152,741	116,930,806	15,181,835
Shares sold	39,303,457	17,756,501	18,534,217	5,473,812
Shares reinvested	2,796,258	490,709	1,368,969	191,668
Shares repurchased	(4,173,765)	(991,573)	(11,554,322)	(1,777,812)
Shares exchanged *	(696,086)	926,148	(62,400)	83,238
Net increase (decrease)	37,229,864	18,181,785	8,286,464	3,970,906
Shares at the end of the period	162,447,134	37,334,526	125,217,270	19,152,741
____________________

*	For the year ended September 30, 2018 and year ended September 30, 2017, $11,205,926 and $685,119 represents the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2018, the Adviser and its affiliates own 10,874.378 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2018, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2018, the Fund held no positions of the above-mentioned investments.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2018, the fair value of the above-mentioned investments was $143,874,692 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2018, the net amount of the fair value of the above-mentioned investments was $81,990,195 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2018, the fair value of the above-mentioned investments was $200,738,807 and is presented as part of Purchased options in the Statement of Assets and Liabilities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

 f. Foreign Currency Transactions (continued)

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2018, the fair value of the forward contracts was $6,625,970 and is presented as Unrealized appreciation on forward contracts in the Statement of Assets and Liabilities.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2018, the fair value of the currency options was $6,965,927 and is presented as part of Purchased options in the Statement of Assets and Liabilities.

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty a) fails to post collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

12. Balance Sheet Offsetting (continued)

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2018 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2018, as disclosed in the table below. The aggregate fair value of cash and securities collateral posted as collateral as of September 30, 2018 was $108,673,191. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2018, no event occurred that triggered a credit-risk-related contingent feature.

Offsetting of Financial Assets and Derivative Assets

				Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Assets			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Assets	Instruments	Received (a)	Amount
Total return
swap contracts	$106,751,389	$(24,761,194)	$81,990,195	$—	$81,990,195	$—
Purchased
options	$207,704,734	$—	$207,704,734	$—	$—	$207,704,734
Forward
contracts	$6,625,970	$—	$6,625,970	$—	$—	$6,625,970

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Liabilities			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Liabilities	Instruments	Pledged (a)	Amount
Total return
swap contracts	$24,761,194	$(24,761,194)	$—	$—	$—	$—

____________________

(a)	As of September 30, 2018, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 20l8 the amount of cash or securities collateral received from the counterparty is $84,530,000 is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $108,673,191. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury & Agency Cash Management, Institutional investment, as noted within the Schedule of Investments.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

12. Balance Sheet Offsetting (continued)

The fair value of derivative instruments as of September 30, 2018 was as follows:

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Asset derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$106,751,389	$—
Purchased options (b)	200,738,807	6,965,927
Forward contracts (c)	—	6,625,970
Total	$307,490,196	$13,591,897

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Liability derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (d)	$24,761,194	$—
Total	$24,761,194	$—

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.
(c)	Presented as part of unrealized appreciation on forward contracts in the Statement of Assets and Liabilities.
(d)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

Effect of derivative instruments trading activities for the year ended September 30, 2018:

Derivatives not	Realized gain/(loss) recognized on
accounted for	the Statement of Operations
as hedging		Foreign
instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$11,433,080	$—
Purchased options (b)	(84,339,589)	(2,773,620)
Forward contracts (c)	—	(8,108,833)
Total	$(72,906,509)	$(10,882,453)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.
(c)	Presented as part of net realized gain/(loss) from forward contracts in the Statement of Operations.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

12. Balance Sheet Offsetting (continued)

	Net change in unrealized gain/(loss)
Derivatives not	recognized on the
accounted for	Statement of Operations
as hedging		Foreign
instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$(2,577,792)	$—
Purchased options (b)	(43,679,303)	6,350,580
Forward contracts (c)	—	10,015,593
Total	$(46,257,095)	$16,366,173

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.
(c)	Presented as part of net change in unrealized appreciation/depreciation from forward contracts in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2018 are as follows:

Derivatives not
accounted for
as hedging
instruments	Derivative Volume
Total return swap contracts (a)	$(103,353,926)
Purchased options (b)	260,397,277
Forward contracts (c)	(473,270,672)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.
(c)	Average contract value of the underlying currency within the Forward Contracts at the end of each month of the Fiscal Period.

13. Federal Tax Information

During the year ended September 30, 2018, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2018, the Fund had no capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2017 and certain ordinary losses realized after December 31, 2017 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2018, the Fund incurred and elected to defer qualified late-year ordinary loss of $101,657,192.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

13. Federal Income Tax Information (continued)

As of September 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	119,284,993
Accumulated realized capital and other losses:	(101,657,192)
Net unrealized appreciation/depreciation:	1,103,196,694
Total	$1,120,824,495

As of September 30, 2018, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including securities sold, not yet purchased, options, forward contracts and swap contracts were as follows:

Excess of value over tax cost gross appreciation	$1,245,407,625
Excess of tax cost over value gross depreciation	(142,078,198)
Net unrealized appreciation	$1,103,329,427

Cost of total investments for income tax purposes	$3,057,840,031

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase	Increase
	Undistributed	Accumulated
Decrease	Net Investment	Realized
Paid-in-Capital	Income/(Loss)	Gain/(Loss)
$(166,660,892)	$(158,969,849)	$7,691,043

During the years ended September 30, 2018, and September 30, 2017, the tax character of the dividends paid by the Fund was $55,380,499 long-term capital gains and $21,304,082 long-term capital gains, respectively.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2012 through 2017, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2018, the Fund had no deferred tax liability.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Net asset value per Share,
beginning of period	$16.26	$13.67	$12.56	$12.76	$13.06
Income from investment operations (a):
Net investment income/(loss)	(0.80)	(1.15)	(0.58)	(0.40)	(0.38)
Net realized and net change
in unrealized gain/(loss)
from investment activities,
foreign currency transactions,
forward contracts, purchased
options and total return
swaps	1.96	3.90	1.72	0.69	0.14
Total income/(loss) from
investment operations	1.16	2.75	1.14	0.29	(0.24)
Distributions to shareholders:
Total distributions to
shareholders	(0.36)	(0.16)	(0.03)	(0.49)	(0.06)
Net asset value per Share,
end of period	$17.06	$16.26	$13.67	$12.56	$12.76
Total return—gross (b) (c) (d)	8.81%	25.24%	11.20%	2.21%	(1.76%)
Total return—net (b) (c) (d)	7.27%	20.38%	9.08%	2.14%	(1.84%)
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	2,770,900	2,036,070	1,598,802	1,548,684	1,468,900
Average net assets (dollars in
thousands), end of period	2,434,394	1,736,959	1,634,591	1,596,336	1,408,062
Ratio of expenses to average net
assets (d) (e)	6.37%	9.60%	6.03%	4.02%	3.99%
Ratio of net investment income/
(loss) to average net assets
(d) (e)	(4.73%)	(7.93%)	(4.45%)	(3.04%)	(2.87%)
Ratio of incentive fee to average
net assets (c) (d)	1.67%	4.76%	1.96%	0.10%	0.02%
Ratio of expenses without
incentive fee to average net
assets (d) (e)	4.70%	4.84%	4.07%	3.92%	3.97%
Ratio of expenses without
incentive fee, dividend &
interest expense and security
trading related expenses to
average net assets (d) (e)	2.40%	2.37%	2.44%	2.46%	2.49%
Ratio of net investment income/
(loss) without incentive fee to
average net assets (d) (e)	(3.06%)	(3.17%)	(2.49%)	(2.94%)	(2.85%)
Portfolio turnover on investments
in securities (c)	125%	85%	86%	85%	113%
Average debt ratio (e)	0.29%	0.18%	0.21%	1.35%	0.16%
Average commission rate paid	$0.04	$0.04	$0.02	$0.02	$0.02

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

14. Financial Highlights (continued)

	Class W
				For the period
				April 1, 2015
	For the	For the	For the	(date of
	Year	Year	Year	inception)
	Ended	Ended	Ended	through
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015
Net asset value per Share, beginning of period	$12.28	$10.29	$9.39	$10.00
Income from investment operations (a):
Net investment income/(loss)	(0.50)	(0.80)	(0.40)	0.21
Net realized and net change in unrealized gain/(loss) from
investment activities, foreign currency transactions,
forward contracts, purchased options and total return
swaps	1.47	2.95	1.33	(0.82)
Total income/(loss) from investment operations	0.97	2.15	0.93	(0.61)
Distributions to shareholders:
Total distributions to shareholders	(0.36)	(0.16)	(0.03)	—
Net asset value per Share, end of period	$12.89	$12.28	$10.29	$9.39
Total return—gross (b) (c) (d)	9.35%	25.92%	11.36%	(7.80%)
Total return—net (b) (c) (d)	8.09%	21.25%	9.92%	(6.10%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	481,211	235,260	156,121	6,314
Average net assets (dollars in thousands), end of period	357,231	189,788	95,122	3,288
Ratio of expenses to average net assets (d) (e)	5.55%	8.98%	5.62%	0.20%
Ratio of net investment income/(loss) to average
net assets (d) (e)	(3.89%)	(7.30%)	(4.05%)	0.94%
Ratio of incentive fee to average net assets (c) (d)	1.58%	4.86%	2.28%	(3.36%)
Ratio of expenses without incentive fee to average
net assets (d) (e)	3.97%	4.12%	3.34%	3.56%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average
net assets (d) (e)	1.65%	1.63%	1.68%	1.70%
Ratio of net investment income/(loss) without incentive fee to
average net assets (d) (e)	(2.31%)	(2.44%)	(1.77%)	(2.42%)
Portfolio turnover on investments in securities (c)	125%	85%	86%	85%
Average debt ratio (e)	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.04	$0.04	$0.02	$0.02
____________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.
(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.
(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.
(e)	Annualized for periods of less than one year.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2018 (continued)

15. New Accounting Pronouncements

On August 28, 2018, FASB issued Accounting Standards Update 2018-13 (the “ASU”), which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Adviser has evaluated the impact of the adoption of the ASU on the Fund’s financial statements and related disclosures and has found that there is no material impact on them. The financial statements presented are in compliance with the ASU.

16. Subsequent Events

Subsequent to September 30, 2018, and through November 21, 2018, the Fund had capital subscriptions of $88,054,954 and $39,315,186 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held in person on September 6, 2018, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s sole member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b)	Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that the Fund’s investment performance during calendar year 2017 had outperformed the MSCI World and MSCI All Country World Indices.

(c)	Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carryforward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid (if earned) at the close of the Fund’s fiscal year, as well as each time the Fund conducts a share repurchase offer and the incentive fee has been earned, but only with respect to the portion of the Fund’s assets subject to repurchase (i.e., only shareholders who tender their shares pay any incentive fee). The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and this is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other funds and accounts advised or sub-advised by Alkeon, including a similar closed-end 1940 Act registered product. The Board noted that the Fund’s expense ratio was modestly lower than the median ratio of the funds presented in the materials when the Fund’s shareholder servicing and distribution fees were excluded from its expense ratio and modestly higher when its shareholder servicing and distribution fees were included, and the Board was satisfied that the proposed fee structure was within the range of fees charged to other funds and accounts managed by Alkeon. The Board also observed that a 1.75%/20% or 2%/20% management fee/incentive fee combination was commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d)	The Extent to Which Economies of Scale Would be Realized as the Closed-End Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees, noting in this connection the Fund’s relatively low management fee compared to other long-short equity investment vehicles. The Trustees determined that they would revisit this issue as appropriate.

(e)	Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
William F. Murphy, 60	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to Present). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 50	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
Gregory D. Jakubowsky, 46	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None
____________________

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Number of
			Principal	Portfolios
	Position(s)	Term of Office	Occupation(s)	in Fund
	with the	and Length of	During Past	Complex
Name and Age	Fund	Time Served	5 Years	Overseen
Gregory D. Jakubowsky, 46	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 48	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer, 2002 to 2015); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 43	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present);
			Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC

(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $139,920 for 2018 and $122,000 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $19,080 for 2018 and $15,000 for 2017. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,925 for 2018 and $16,918 for 2017. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,925 for 2018 and $16,918 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2018, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

No. of
			Accounts	Total Assets in
			where	Accounts where
	Total		Advisory Fee	Advisory Fee is
Type of	No. of Accounts		is Based on	Based on
Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment	1	$1,680,632,001	1	$1,680,632,001
Companies:
Other Pooled
Investment	8	$3,456,953,033	8	$3,456,953,033
Vehicles:
Other Accounts:

Potential Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") may give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts. Such persons will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2018, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	11/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	11/30/2018

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	11/30/2018

* Print the name and title of each signing officer under his or her signature.